UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2020

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2626 Fulton Drive NW

Canton, OH 44718

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

Gordon Pointe Acquisition Corp.

780 Fifth Avenue South

Naples, FL 34102
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 1.421333 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On July 1, 2020, (the “Closing Date”), Hall of Fame Resort & Entertainment Company (formerly known as GPAQ Acquisition Holdings, Inc.), a Delaware corporation (the “Company” or “Hall of Fame Resort”), consummated the previously announced business combination with HOF Village, LLC, a Delaware limited liability company (“HOF Village”), pursuant to that certain Agreement and Plan of Merger dated September 16, 2019 (as amended on November 6, 2019, March 10, 2020 and May 22, 2020, the “Merger Agreement”), by and among the Company, Gordon Pointe Acquisition Corp., a Delaware corporation (“GPAQ”), GPAQ Acquiror Merger Sub, Inc., a Delaware corporation (“Acquiror Merger Sub”), GPAQ Company Merger Sub, LLC, a Delaware limited liability company (“Company Merger Sub”), HOF Village and HOF Village Newco, LLC, a Delaware limited liability company (“Newco”). The transactions contemplated by the Merger Agreement are referred to herein as the “Business Combination.”

Upon the consummation of the Business Combination: (i) Acquiror Merger Sub merged with and into GPAQ, with GPAQ continuing as the surviving entity (the “Acquiror Merger”) and (ii) Company Merger Sub merged with and into Newco, with Newco continuing as the surviving entity (the “Company Merger” and together with the Acquiror Merger, the “Mergers”). In advance of the Company Merger, HOF Village transferred all of its assets, liabilities and obligations to Newco pursuant to a contribution agreement. In connection with the closing of the Business Combination (the “Closing”), the Company changed its name from “GPAQ Acquisition Holdings, Inc.” to “Hall of Fame Resort & Entertainment Company.” As a result of the Business Combination, GPAQ and Newco will continue as wholly owned subsidiaries of the Company.

In connection with the consummation of the Business Combination and pursuant to the Merger Agreement, (a) each issued and outstanding unit of GPAQ, if not already detached, was detached and the holder thereof was deemed to hold one share of GPAQ Class A common stock and one GPAQ warrant (“GPAQ Warrant”), (b) each issued and outstanding share of GPAQ Class A common stock (excluding any shares held by a GPAQ stockholder that elected to have its shares redeemed pursuant to GPAQ’s organizational documents) was converted automatically into the right to receive 1.421333 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), following which all shares of GPAQ Class A common stock ceased to be outstanding and were automatically canceled and cease to exist; (c) each issued and outstanding share of GPAQ Class F common stock was converted automatically into the right to receive one share of Common Stock, following which all shares of GPAQ Class F common stock ceased to be outstanding and were automatically canceled and cease to exist; (d) each issued and outstanding GPAQ Warrant (including GPAQ private placement warrants) was automatically converted into one Company warrant (“Company Warrant”) to purchase 1.421333 shares of Common Stock per warrant, following which all GPAQ Warrants ceased to be outstanding and were automatically canceled and retired and cease to exist; and (e) each issued and outstanding membership interest in Newco converted automatically into the right to receive a pro rata portion of the Company Merger Consideration (as defined in the Merger Agreement), which was payable in shares of Common Stock.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement and amendments thereto, which are attached hereto as Exhibits 2.1(a), 2.1(b), 2.1(c) and 2.1(d), respectively, and are incorporated herein by reference.

Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to Hall of Fame Resort & Entertainment Company and its subsidiaries.

Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the Post-Effective Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-234655) (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “Commission”) on June 2, 2020.

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Item 1.01 Entry into a Material Definitive Agreement.

Note Purchase Agreement

On the Closing Date, concurrently with the Closing of the Business Combination, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with certain funds managed by Magnetar Financial, LLC and the purchasers listed on the signature pages thereto (together, the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers in a private placement (the “Private Placement”) $20,721,293 in aggregate principal amount of the Company’s 8.00% Convertible Notes due 2025 (the “Notes”). Pursuant to the terms of the Note Purchase Agreement, the Notes may be converted into shares of Common Stock at the option of the holders of the Notes, and the Company may, at its option, redeem the Notes in exchange for cash and warrants to purchase shares of Common Stock (the “Note Redemption Warrants”). The Note Redemption Warrants, if issued, will be subject to the exercise terms described in Item 3.02 hereof.

The Private Placement was conducted pursuant to under section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as a transaction by an issuer not involving any public offering. The offer and sale of the Notes have not been registered under the Securities Act or applicable state securities laws, and consequently, the Notes may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The Note Purchase Agreement contains representations and warranties by the Company and the Purchasers, and each of the Company and the Purchasers have agreed to indemnify the other for losses resulting from a breach of any of their respective representations or warranties.

Closing of the Private Placement and delivery of the Notes pursuant to the Note Purchase Agreement occurred on the Closing Date. The Company received cash proceeds from the issuance and sale of the Notes of approximately $7 million. The Company intends to use the proceeds of the Private Placement to fund the Company’s obligations related to the Merger Agreement, to satisfy the Company’s working capital obligations and to pay transaction fees and expenses.

The information regarding the Notes and the Note Redemption Warrants set forth in Item 3.02 hereof is incorporated by reference into this Item 1.01.

This summary of the Note Purchase Agreement and the Notes is qualified in its entirety by reference to the text of the Note Purchase Agreement, which is included as Exhibit 10.7 and is incorporated herein by reference.

Registration Rights Agreement

On the Closing Date, in connection with the Note Purchase Agreement and the closing of the Private Placement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), by and among the Company and the Purchasers.

Pursuant to the Registration Rights Agreement, the Company is required to prepare and file a registration statement (the “Registration Statement”) to permit the public resale of (i) the shares of Common Stock issued or issuable upon the exercise of the Note Redemption Warrants and (ii) the shares of Common Stock that are issuable pursuant to the terms of the Note Purchase Agreement upon conversion of the Notes. The Company is required to use its commercially reasonable efforts to cause the Registration Statement to become effective no later than 365 days after the Closing Date (the “Registration Statement Deadline”).

The Registration Rights Agreement provides that if the Registration Statement is not declared effective on or prior to the Registration Statement Deadline, the Company will be liable to the Purchasers for liquidated damages in accordance with a formula, subject to the limitations set forth in the Registration Rights Agreement. Such liquidated damages would be payable in cash. In addition, the Registration Rights Agreement grants the Purchasers piggyback registration rights. These registration rights are transferable to affiliates of the Purchasers and, in certain circumstances, to third parties.

This summary of the Registration Rights Agreement is qualified in its entirety by reference to the text of the Registration Rights Agreement which is included as Exhibit 10.8 and is incorporated herein by reference.

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Note Redemption Warrant Agreement

On the Closing Date, pursuant to the Note Purchase Agreement, the Company entered into a Note Redemption Warrant Agreement by and among the Company and the Purchasers listed on the signature pages thereto (the “Note Redemption Warrant Agreement”). The terms of the Note Redemption Warrant Agreement set forth the terms of the Note Redemption Warrants that may be issued pursuant to the Note Purchase Agreement upon redemption of Notes. The information regarding the Note Redemption Warrants set forth in Item 3.02 hereof is incorporated by reference into this Item 1.01.

This summary of the Note Redemption Warrant Agreement and the Note Redemption Warrants is qualified in its entirety by reference to the text of the Note Redemption Warrant Agreement, which is included as Exhibit 10.9 and is incorporated herein by reference.`

Lock-Up Agreement

In connection with the Business Combination, each of the holders of Newco’s membership interests as of immediately prior to the Closing, Gordon Pointe Management, LLC (the “Sponsor”), Douglas L. Hein, Robert B. Cross, David Dennis, Joseph F. Mendel and Neeraj Vohra entered into a Lock-Up Agreement with the Company (the “Lock-Up Agreement”). Under the Lock-Up Agreement, each holder agrees not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, sell any option or contract to purchase, grant any option, right or warrant, make any short sale or otherwise transfer or dispose of or lend its portion of any shares of Common Stock (or any securities convertible into, or exercisable or exchangeable for, or that represent the right to receive, shares of Common Stock) for a period after Closing ending on the date that is the later of (i) 180 days after the Closing and (ii) the expiration of the “Founder Shares Lock-up Period” under the Letter Agreement, dated January 24, 2018 among GPAQ, its officers and directors and initial shareholders and the Sponsor.

This summary of the Lock-Up Agreement is qualified in its entirety by reference to the text of the Lock-Up Agreement, the form of which is included as Exhibit 10.1 and is incorporated herein by reference.

Director Nominating Agreement

At the Closing, the Company, GPAQ, HOF Village, the Sponsor and National Football Museum, Inc., an Ohio nonprofit corporation doing business as the Pro Football Hall of Fame (“PFHOF”) entered into a Director Nominating Agreement (the “Director Nominating Agreement”), which provides that the Company shall take all necessary action to set the size of its board of directors at 11 members, a majority of whom shall be independent directors in accordance with Nasdaq requirements. The Company’s board of directors (the “Board”) will be made up of three classes: Class A Directors who shall serve for an initial one-year term, Class B Directors who shall serve for an initial two-year term, and Class C Directors who shall serve for an initial three-year term. The following individuals have been appointed to the Board as of the Effective Time (as defined in the Merger Agreement): (i) Michael Klein, Edward J. Roth III and Mary Owen, who are Class A Directors; (ii) Stuart Lichter, Karl Holz, Curtis Martin and David Dennis, who are Class B Directors; and (iii) James Dolan, Michael Crawford, Kimberly Schaefer and Anthony Buzzelli, who are Class C Directors. The Director Nominating Agreement further provides that (i) so long as the Sponsor beneficially owns 85% of the total number of shares of Common Stock held by it as of the Effective Time, the Sponsor will have the right to designate one individual to be appointed or nominated for election to the Board, (ii) so long as HOF Village beneficially owns at least 85% of the total number of shares of Common Stock held by it as of the Effective Time, HOF Village will have the right to designate up to four individuals to be appointed or nominated for election to the Board, one of whom must be Michael Klein and one of whom must qualify as an independent director under the Nasdaq rules (or up to (a) three individuals, if it owns less than 85% but at least 65%, (b) two individuals, if it owns less than 65% but at least 45%, or (c) one individual, if it owns less than 45% but at least 15%), and (iii) so long as PFHOF beneficially owns at least 85% of the total number of shares of Common Stock held by it as of the Effective Time, PFHOF will have the right to designate up to one individual to be appointed or nominated for election to the Board. HOF Village and PFHOF may each designate one individual to serve as a Board non-voting observer (in the case of HOF Village, so long as HOF Village beneficially owns at least 15% of the total number of shares of Common Stock held by it as of the Effective Time and, in the case of PFHOF, so long as PFHOF beneficially owns at least 85% of the total number of shares of Common Stock held by it as of the Effective Time), who will initially be Richard Klein and Randall C. Hunt, respectively. The parties to the Director Nominating Agreement have agreed to take certain actions to support those nominees for election and include the nominees in the proxy statements for the stockholders meetings at which directors are to be elected.

This summary of the Director Nominating Agreement is qualified in its entirety by reference to the text of the Director Nominating Agreement, the form of which is included as Exhibit 10.2 and is incorporated herein by reference.

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Release Agreement

At the Closing, each of the members of HOF Village and PFHOF (each, a “Holder”) entered into a Release Agreement with the Company, GPAQ and Newco pursuant to which (i) each Holder generally releases all claims against the Company, GPAQ, the Merger Subs, Newco and their affiliates that such Holder may have prior to the Effective Time, except for certain Retained Claims, and (ii) each Holder consents to the termination of certain contracts to which it is a party with HOF Village and its affiliates effective immediately prior to the Effective Time without any cost or other liability to Newco, Holdings or its subsidiaries.

This summary of the Release Agreement is qualified in its entirety by reference to the text of the Release Agreement, the form of which is included as Exhibit 10.3 and is incorporated herein by reference.

Johnson Controls Inc. Sponsorship Agreement

On July 2, 2020, Newco entered into an Amended and Restated Sponsorship and Naming Rights Agreement (the “Amended Sponsorship Agreement”) among Newco, National Football Museum, Inc. d/b/a Pro Football Hall of Fame (“PFHOF”) and Johnson Controls, Inc. (“JCI”), that amends and restates the Sponsorship and Naming Rights Agreement, dated as of November 17, 2016 (the “Original Sponsorship Agreement”). The Amended Sponsorship Agreement is a closing condition to a co-terminus Technology as a Service Agreement (the “Technology as a Service Agreement”), for which the parties entered into a letter of intent on July 2, 2020. The Amended Sponsorship Agreement amends the Original Sponsorship Agreement as follows:

●	reduces the total amount of fees payable to Newco during the term of the Amended Sponsorship Agreement from $135 million to $99 million;
●	renames the Hall of Fame Village (the “Village”) to “Hall of Fame Village powered by Johnson Controls”;
●	clarifies that PFHOF will be responsible for the costs and expenses associated with the development, design and maintenance of certain marketing materials and signs related to the Pro Football Hall of Fame Museum;
●	updates certain representations and obligations of Newco related to the construction of the Village;
●	adds key performance indicators, including a minimum annual attendance at the Village each year of 2,500,000 (the “Minimum Footfall”) with (i) a mechanism for adjusting fees for failure to meet the Minimum Footfall and (ii) a termination right for JCI if Newco fails to achieve the Minimum Footfall for any two consecutive years;
●	refines the terms of the exclusivity provisions, indemnification obligations, insurance requirements and termination rights and fees; and
●	revises certain aspects of the Force Majeure clause, including the reduction of the fees JCI owes in connection with certain underpayments to JCI under the Technology as a Service Agreement.

Additional amendments include various conforming, stylistic and technical revisions. This summary of the Amended Sponsorship Agreement is qualified in its entirety by the text of the Amended Sponsorship Agreement, which is attached as Exhibit 10.10 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On June 30, 2020, GPAQ held a special meeting at which the GPAQ stockholders considered and approved, among other matters, the Merger Agreement (the “Special Meeting”). On July 1, 2020, the parties consummated the Business Combination.

In connection with the Business Combination, 852 shares of GPAQ common stock sold in its initial public offering were redeemed at a per share price of approximately $10.80.

As of the date of the Closing and following the completion of the Business Combination, the Company had the following outstanding securities:

●	31,819,076 shares of Common Stock; and
●	17,400,000 Company Warrants, each exercisable for 1.421333 shares of Common Stock at a price of $11.50 per share.

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FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that, if the predecessor registrant was a shell company, as GPAQ was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor issuer to GPAQ, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report contains forward-looking statements. Forward-looking statements provide the Company’s current expectations or forecasts of future events. Forward-looking statements include statements about the Company’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Forward-looking statements in this Current Report include, but are not limited to, statements about:

●	the benefits of the Business Combination;
●	the future financial performance of the Company and its subsidiaries, including Newco, following the Business Combination;
●	changes in the market in which Newco competes;
●	expansion and other plans and opportunities;
●	the effect of the COVID-19 pandemic on the Company’s business;
●	the Company’s ability to raise financing in the future;
●	the Company ability to maintain the listing of its common stock on Nasdaq following the Business Combination;
●	other factors detailed under the section titled “Risk Factors” of the Registration Statement and incorporated herein by reference; and
●	other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek” or “target,” or similar expressions.

These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

In addition, statements that the Company “believes” and similar statements reflect its beliefs and opinions on the relevant subject. These statements are based upon information available to such party as of the date of this Current Report, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and these statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements.

Business

The business of the Company is described in the Registration Statement in the section titled “The Business of HOF Village, LLC” and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Registration Statement in the section titled “Risk Factors” and are incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report concerning the financial information of the Company. Reference is further made to the disclosure contained in the Registration Statement in the section titled “Summary Financial and Other Data of HOFV,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of HOFV,” “Summary Financial and Other Data of GPAQ,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of GPAQ,” and is incorporated herein by reference.

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Unaudited Pro Forma Condensed Financial Information

The information set forth in Exhibit 99.2 to this Current Report on Form 8-K is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Operations

The information set forth in the Registration Statement in the sections entitled “GPAQ’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “HOFV’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” is incorporated herein by reference.

Properties

The properties of the Company are described in the Registration Statement in the section titled “The Business of HOF Village, LLC” and are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Closing by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Common Stock of the Company upon the closing of the Business Combination;
●	each of the Company’s officers and directors; and
●	all executive officers and directors of the Company as a group upon the closing of the Business Combination.

Beneficial ownership is determined according to the rules of the Commission, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on approximately 31,819,076 shares of Common Stock issued and outstanding as of July 1, 2020.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares		Percentage
Directors and Officers
Michael Crawford	⸺	[1]	*
Jason Krom	⸺		*
Mike Levy	⸺		*
Anne Graffice	⸺		*
James J. Dolan	5,093,115	[2]	14.4%
Michael Klein	2,517,108	[3]	7.9%
David Dennis	10,000		*
Edward J. Roth III	⸺		*
Stuart Lichter	22,799,835	[4]	64.6%
Kimberly K. Schaefer	⸺		*
Karl L. Holz	⸺		*
Anthony J. Buzzelli	21,320		*
Mary Owen	⸺		*
Curtis Martin	⸺		*
All Directors and Officers as a Group (12 individuals)	30,441,378		87.1%

Greater than 5% Stockholders
HOF Village, LLC	18,485,230	[5,6]	52.4%
CH Capital Lending, LLC	4,314,605	[7]	13.6%
IRG Canton Village Member, LLC	18,485,230	[8]	52.4%
IRG Canton Village Manager, LLC	18,485,230	[8]	52.4%
National Football Museum, Inc. d/b/a Pro Football Hall of Fame	6,309,721	[6,9]	20.3%
Gordon Pointe Management, LLC	5,093,165	[6,10]	14.4%

* Less than 1%.

1 In accordance with his employment agreement and the terms of the Company’s 2020 Omnibus Incentive Plan, Mr. Crawford is entitled to receive 715,929 restricted shares of Company Common Stock upon the effectiveness of a registration statement covering those shares. One-third of those restricted shares vest immediately after the effectiveness of that registration statement, upon the first anniversary of the closing of the Business Combination and upon the second anniversary of such closing.

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2 Mr. Dolan may be deemed to beneficially own 1,635,722 shares of Common Stock through his ownership of membership interests in Gordon Pointe Management, LLC and as the managing member of Gordon Pointe Management, LLC. Mr. Dolan may also be deemed to beneficially own 3,457,393 shares of Common Stock issuable upon the exercise of 2,432,500 private placement warrants held by Gordon Pointe Management, LLC with an exercise price of $11.50 per share. The warrants are exercisable within 60 days. Does not include 325,000 shares of Common Stock granted by Mr. Dolan and Gordon Point Management, LLC to various trusts or estate planning vehicles for certain Dolan grandchildren and other Dolan family members that are managed by Mr. Dolan’s adult children, over which Mr. Dolan disclaims beneficial ownership.

3 Mr. Klein may be deemed to beneficially own 1,078,984 shares of Common Stock through his ownership of membership interests in The Klein Group, LLC. Mr. Klein may also be deemed to beneficially own (i) 928,455 shares of Common Stock as a result of his ownership of M. Klein & Associates, Inc., which owns membership interests in HOF Village, LLC, and (ii) 509,669 shares of Common Stock as a result of his minority ownership interests in M. Klein and Company, LLC, which beneficially owns 509,669 shares. Mr. Klein disclaims beneficial ownership of the shares of Common Stock owned by HOF Village, LLC and M. Klein and Company, LLC except to the extent of any actual pecuniary interest.

4 Mr. Lichter may be deemed to beneficially own 4,314,605 shares of Common Stock through his indirect ownership of membership interests in CH Capital Lending, LLC. Mr. Lichter may also be deemed to beneficially own 15,027,837 shares of Common Stock through his indirect ownership interest in IRG Canton Village Member, LLC, which in turn owns approximately a 76.8% interest in HOF Village, LLC. HOF Village, LLC owns 15,027,837 shares of Common Stock. He may also be deemed to beneficially own 3,457,393 shares of Common Stock issuable upon the exercise of 2,432,500 private placement warrants held by HOF Village, LLC with an exercise price of $11.50 per share. The warrants are exercisable within 60 days. Mr. Lichter disclaims beneficial ownership of all shares held by IRG Canton Village Member, LLC, CH Capital Lending, LLC, and IRG Canton Village Manager, LLC, except to the extent of any actual pecuniary interest.

5 HOF Village, LLC beneficially owns 15,027,837 shares of Common Stock. It also beneficially owns 3,457,393 shares of Common Stock issuable upon the exercise of 2,432,500 private placement warrants held by HOF Village, LLC with an exercise price of $11.50 per share. The warrants are exercisable within 60 days.

6 HOF Village, LLC, National Football Museum, Inc. and Gordon Pointe Management, LLC are parties to a director nominating agreement. See the discussion under “Director Nominating Agreement” in Item 1.01 of this Form 8-K.. As a result of these relationships, these persons may be deemed to be a group for purposes of Section 13(d) of the Exchange Act and therefore may be deemed to hold 27,258,245 shares of Common Stock.

7 CH Capital Lending, LLC beneficially owns 3,237,473 shares of Common Stock.

8 Each of IRG Canton Village Member, LLC and IRG Canton Village Manager, LLC may be deemed to beneficially own 15,027,837 shares of Common Stock through the former’s indirect (approximately 74.9%) ownership interest therein and the latter’s role as manager of it. For similar reasons, each may also be deemed to beneficially own 3,457,393 shares of Common Stock issuable upon the exercise of 2,432,500 private placement warrants held by HOF Village, LLC with an exercise price of $11.50 per share. The warrants are exercisable within 60 days. Each of IRG Canton Village Member, LLC and IRG Canton Village Manager, LLC disclaims beneficial ownership of all shares held by HOF Village, LLC, except to the extent of any actual pecuniary interest.

9 National Football Museum, Inc. beneficially owns 3,679,850 shares of Common Stock. National Football Museum, Inc. may also be deemed to beneficially own 2,629,871 shares of Common Stock as a result of its ownership of membership interests in HOF Village, LLC. National Football Museum, Inc. disclaims beneficial ownership of all shares held by HOF Village, LLC, except to the extent of any actual pecuniary interest.

10 Gordon Pointe Management, LLC beneficially owns 1,635,722 shares of Common Stock. It also beneficially owns 3,457,393 shares of Common Stock issuable upon the exercise of 2,432,500 private placement warrants held by it with an exercise price of $11.50 per share. The warrants are exercisable within 60 days.

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Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Registration Statement in the section titled “Management After the Business Combination” and is incorporated herein by reference. Upon consummation of the Business combination, the Company adopted Corporate Governance Guidelines, which provide the basic framework for the Board’s operation and role in governance of the Company. The Corporate Governance Guidelines are available on the Company’s website at www.hofreco.com.

In addition to the directors and executive officers after the Closing described in the Registration Statement in the section titled “Management After the Business Combination,” the following two persons are also executive officers:

Name	Age	Position
Mike Levy	59	President of Operations
Anne Graffice	48	Executive Vice President of Public Affairs

Mike Levy. Mr. Levy has served as President of Operations of the Company since June 2020. From August 2014 until joining the Company, he served as President of the Canton Charge, the NBA G League franchise of the Cleveland Cavaliers, where he set numerous attendance records and revenue marks and was named the league’s Team Executive of the Year in 2016. Mr. Levy brings over 30 years of sports and entertainment management expertise to the Company, developed through extensive experience working with 11 professional franchises, 11 facilities and 10 sports leagues, including the NBA, MLB, WNBA, NFL, AFL and NHL. Mr. Levy has built a proven track record of driving excellent operational execution and successful start-ups with sports franchises over his extensive sports management career. Mr. Levy is a graduate of Duquesne University in Pittsburgh, Pennsylvania.

Ms. Graffice’s background is described in the Registration Statement in the section titles “Executive Officers of HOFV” and is incorporated herein by reference.

Director Independence

Nasdaq listing standards require that a majority of the Company’s Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship that, in the opinion of the Company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The board of directors of the Company has affirmatively determined that Kimberly Schaefer, Karl Holz, Anthony Buzzelli, Mary Owen, Curtis Martin and David Dennis qualify as independent directors in accordance with the Nadsaq listing rules.

Committees of the Board of Directors

Upon the consummation of the Business Combination, the Company established three board committees and adopted charters for such committees: audit committee, compensation committee, and nominating and corporate governance committee. Messrs. Buzzelli and Dennis and Ms. Schaefer were appointed to serve on the Company’s audit committee, with Mr. Buzzelli serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Ms. Schaefer and Mr. Holz were appointed to serve on the Company’s compensation committee, with Ms. Schaefer serving as the chair. Mr. Holz and Ms. Owen were appointed to serve on the Company’s nominating and corporate governance committee, with Mr. Holz serving as the chair. Each of the committee charters are available on the Company’s website at www.hofreco.com.

Code of Business Conduct and Ethics

Upon consummation of the Business Combination, the Company adopted a Code of Business Conduct and Ethics that applies to all the Company’s directors, officers and employees. The Code of Business Conduct and Ethics covers areas such as conflicts of interest, insider trading and compliance with laws and regulations. The Code of Business Conduct and Ethics is available on the Company’s website at www.hofreco.com.

Executive Compensation

The executive compensation of the Company’s executive officers and directors is described in the Registration Statement in the section titled “Executive Compensation of HOFV” and is incorporated herein by reference.

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At the Special Meeting, the GPAQ stockholders approved the 2020 Omnibus Incentive Plan. The description of the 2020 Omnibus Incentive Plan is set forth in the Proxy section entitled “The Incentive Plan Proposal”, which is incorporated herein by reference. A copy of the full text of the 2020 Omnibus Incentive Plan is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference. Following the consummation of the Business Combination, the Company expects that the Board or the Compensation Committee will make grants of awards under the 2020 Omnibus Incentive Plan to eligible participants.

Reference is made to the disclosure set forth under Item 5.02 of this Current Report concerning the Employment Agreement of Michael Crawford.

Mike Levy Employment Agreement

On June 22, 2020, HOF Village issued a press release announcing the appointment of Michael Levy as President of Operations of HOF Village effective June 15, 2020 (the “Levy Employment Effective Date”). Mr. Levy remains in that role with the Company. Mr. Levy, 59, brings over 30 years of sports and entertainment management expertise to HOF Village. Since August 2014, Mr. Levy served as President of the Canton Charge, the NBA G League franchise of the Cleveland Cavaliers, where he set numerous attendance records and revenue marks and was named the league’s Team Executive of the Year in 2016.

In connection with his appointment, Mr. Levy entered into an employment agreement with HOF Village, dated June 22, 2020 (the “Levy Employment Agreement”), providing that the initial term of Mr. Levy’s employment will be through the third anniversary of the Levy Employment Effective Date. Pursuant to the Levy Employment Agreement, Mr. Levy will receive an annual base salary equal to $300,000 and be eligible to receive an annual performance bonus of up to 40% of his base salary paid in cash and pro-rated for the calendar year 2020. In addition, on the Levy Employment Effective Date Mr. Levy was granted profits interests in HOF Village representing $600,000 of the future profits of HOF Village that will vest in three equal instalments on the first, second and third anniversary of the Levy Employment Effective Date. Following the Business Combination, if Mr. Levy is granted restricted stock of the Company, his profit interests will be cancelled without additional consideration as of the date Mr. Levy accepts the restricted stock grant. HOF Village contributed the Levy Employment Agreement to Newco in connection with the Business Combination.

This description of the Levy Employment Agreement is not complete and is qualified in its entirety by the Levy Employment Agreement, a copy of which is attached as Exhibit 10.6 and incorporated into this Item 2.01 by reference.

Director Compensation

The compensation of the Company’s directors is described in the Registration Statement in the section titled “Executive Compensation Following the Business Combination–Compensation Arrangements for Directors” and is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of the Company are described in the Registration Statement in the section titled “Certain Relationships and Related Person Transactions” and are incorporated herein by reference. Upon consummation of the Business Combination, the Company adopted a Related Person Transaction Policy that governs the review, approval or ratification of related person transactions.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Registration Statement titled “Information About HOFV– Legal Proceedings” and is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Company’s Common Stock began trading on the Nasdaq under the symbol “HOFV” and its warrants began trading on the Nasdaq under the symbol “HOFVW” on July 2, 2020, subject to ongoing review of the Company’s satisfaction of all listing criteria post-business combination. The Company has not paid any cash dividends on its Common Stock to date and does not intend to pay any cash dividends in the foreseeable future.

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Information regarding the Company’s Common Stock, the Company Warrants and related stockholder matters are described in the Registration Statement in the section titled “Price Range and Dividends of Securities” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

The disclosures in Item 1.01 of this Current Report under the headings “Note Purchase Agreement”, “Registration Rights Agreement” and “Note Redemption and Warrant Agreement” are incorporated into this Item 2.01 by reference.

Description of the Company’s Securities

The description of the Company’s securities is contained in the Registration Statement in the section titled “Description of Securities of Holdings” and is incorporated herein by reference.

Indemnification of Directors and Officers

The description of the indemnification provisions of the Company’s amended and restated certificate of incorporation is contained in the Registration Statement in the section titled “Certain Relationships and Related Person Transactions”, which is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report concerning the financial statements and supplementary data of the Company and its subsidiaries.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report concerning the financial information of the Company and its subsidiaries.

Item 3.02	Unregistered Sales of Equity Securities.

Convertible Notes

On the Closing Date, the Company completed the Private Placement of $20,721,293 in aggregate principal amount of Notes with certain funds managed by Magnetar Financial, LLC and the Purchasers. Pursuant to the terms of the Note Purchase Agreement, at the option of the holders thereof the Notes may be converted into shares of Common Stock at a conversion price initially equal to $11.50 per share, subject to formula-based adjustment based on specified events. Accordingly, the aggregate amount of Notes issued and sold in the Private Placement is convertible into 1,801,851 shares of Common Stock based on the conversion rate applicable on the Closing Date. The Private Placement was conducted pursuant to undersection 4(a)(2) of the Securities Act, as a transaction by an issuer not involving any public offering.

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The information regarding the Note Purchase Agreement and the Notes set forth in Item 1.01 hereof is incorporated by reference into this Item 3.02.

This summary of the Note Purchase Agreement and the Notes is qualified in its entirety by reference to the text of the Note Purchase Agreement, which is included as Exhibit 10.7 and is incorporated herein by reference.

Note Redemption Warrants

The Note Redemption Warrants that may be issued pursuant to the Note Purchase Agreement will be exercisable for a number of shares of Common Stock to be determined at the time any such Note Purchase Warrant is issued. The exercise price per share of Common Stock of any Note Purchase Warrant will be set at the time such Note Purchase Warrant is issued pursuant to the terms of the Note Purchase Agreement and the Note Redemption Warrant Agreement.  The Note Redemption Warrants may be exercised from and after the date of issuance, subject to certain terms and conditions set forth in the Note Redemption Warrant Agreement.  Unexercised Note Redemption Warrants will expire on the maturity date of the Notes.  The Note Redemption Warrants will not participate in cash distributions by the Company. If issued upon redemption of Notes, the Note Redemption Warrants will be issued in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof, as a transaction by an issuer not involving any public offering.

The information regarding the Note Redemption Warrant Agreement and the Note Redemption Warrants set forth in Item 1.01 hereof is incorporated by reference into this Item 3.02.

This summary of the Note Redemption Warrant Agreement and the Note Redemption Warrants is qualified in its entirety by reference to the text of the Note Redemption Warrant Agreement, which is included as Exhibit 10.9 and is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

As disclosed below in Item 8.01, in accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is the successor issuer to GPAQ and has succeeded to the attributes of GPAQ as the registrant. In addition, the shares of Common Stock, as the successor to GPAQ, are deemed to be registered under Section 12(b) of the Exchange Act.

Amended and Restated Certificate of Incorporation

Upon the Closing of the Business Combination, the Company’s certificate of incorporation was amended and restated to implement the following changes:

	GPAQ Amended and Restated Certificate of Incorporation	Hall of Fame Resort’s Amended and Restated Certificate of Incorporation
Name	Gordon Pointe Acquisition Corp.	Hall of Fame Resort & Entertainment Company
Common Stock	GPAQ’s current charter authorizes two classes of common stock — Class A common stock and Class F common stock. GPAQ has 50,000,000 authorized shares of common stock, par value $0.0001 per share.	Hall of Fame Resort has one single class of common stock and 100,000,000 authorized shares of common stock, par value $0.0001 per share.
Preferred Stock	GPAQ’s current charter authorizes 5,000,000 shares of preferred stock.	Hall of Fame Resort has 5,000,000 authorized shares of preferred stock.
Number of Directors	GPAQ’s certificate of incorporation is silent on the number of directors.	The total number constituting the board of directors shall be 11, subject to change from time to time by resolution adopted by the affirmative vote of at least a majority of the board of directors then in office.
Classified Board	The board of directors of GPAQ consists of two classes with staggered two-year terms.	The board of directors of Hall of Fame Resort is divided into three classes with staggered three-year terms.
Forum Selection	GPAQ’s certificate of incorporation does not contain an exclusive forum provision.	The Hall of Fame Resort amended and restated certificate of incorporation provides that the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, another state or federal court located within the State of Delaware, shall be the exclusive forum for certain actions and claims.
Removal of Blank Check Company/Special Purpose Acquisition Corporation Provisions	GPAQ’s certificate of incorporation sets forth various provisions related to its operations as a blank check company/special purpose acquisition corporation prior to the consummation of an initial business combination.	The Hall of Fame Resort amended and restated certificate of incorporation does not include these blank check company/special purpose acquisition corporation provisions.

The amended and restated certificate of incorporation is filed as Exhibit 3.1 hereto and incorporated herein by reference.

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Amended and Restated Bylaws

Upon the closing of the Business Combination, the Company’s bylaws were amended and restated to be consistent with the Company’s amended and restated certificate of incorporation and to make certain other changes that GPAQ, as shareholder of the Company prior to Closing, deemed appropriate for a public operating company. This summary of the Company’s amended and restated bylaws is qualified in its entirety by reference to the text of the amended and restated bylaws, which is included as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

Reference is made to the disclosure in the Registration Statement in the section titled “The Business Combination Proposal” and “The Merger Agreement” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Report, which is incorporated by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Officers

The following persons are serving as executive officers and directors of the Company following the Closing. For biographical information concerning the executive officers and directors, see the disclosure in the Registration Statement in the sections titled “Executive Officers and Directors of HOFV,” “GPAQ’s Management,” and “Management After the Business Combination” and the disclosure set forth under the heading “Directors and Executive Officers” under Item 2.01 of this Current Report concerning Mike Levy, in each case which are incorporated by reference.

Following the closing of the Business Combination, the officers and directors of the Company consist of the following:

Name	Age	Position
Michael Crawford(3)	52	Chief Executive Officer, Director
Jason Krom	39	Chief Financial Officer
Anne Graffice	48	Executive Vice President of Public Affairs
Mike Levy	59	President of Operations
James J. Dolan(3)	65	Director
Michael Klein(1)	56	Director
Edward J. Roth III(1)	63	Director
Stuart Lichter(2)	71	Director
Kimberly K. Schaefer(3)	54	Director
Karl L. Holz(2)	69	Director
Anthony J. Buzzelli(3)	70	Director
Mary Owen(1)	42	Director
Curtis Martin(2)	46	Director
David Dennis(2)	62	Director

(1)	Class A directors

(2)	Class B directors

(3)	Class C directors

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Employment Agreement of Michael Crawford

In connection with the consummation of the Business Combination, Mr. Crawford, the Company and Newco entered into an employment agreement, effective July 1, 2020 (the “Crawford Employment Agreement”). Under the terms of the Crawford Employment Agreement, Mr. Crawford serves as the President and Chief Executive Officer of the Company. The employment agreement will terminate on December 31, 2022 unless earlier terminated; however, the term will automatically renew for successive 12-month periods unless either party provides 90 days’ written notice of non-renewal. Under the terms of the Crawford Employment Agreement, Mr. Crawford will receive an annual base salary of $800,000 through December 31, 2020, and $850,000 for calendar year 2021, with a minimum annual salary of $850,000 for any subsequent years, as determined by the Compensation Committee of the Company’s board of directors. Mr. Crawford will also be entitled to receive a closing bonus of $400,000, payable in three installments in calendar year 2020. Additionally, Mr. Crawford will be eligible to receive an annual bonus. Mr. Crawford’s annual bonus for calendar year 2020 will be at least $400,000; however, his total annual salary and bonus for 2020 will not exceed $1,500,000 unless otherwise approved by the Company’s board of directors. In accordance with his employment agreement and the terms of the Company’s 2020 Omnibus Incentive Plan, Mr. Crawford is entitled to receive 715,929 restricted shares of Company Common Stock upon the effectiveness of a registration statement covering those shares. Additionally, the Crawford Employment Agreement provides Mr. Crawford with a vehicle allowance to reimburse Mr. Crawford for the lease expense of a vehicle with a retail value of up to $70,000.

This summary of the Crawford Employment Agreement is qualified in its entirety by reference to the text of the Crawford Employment Agreement, which is included as Exhibit 10.5 and is incorporated herein by reference.

Adoption of 2020 Omnibus Incentive Plan

At the Special Meeting, the GPAQ stockholders considered and approved the 2020 Omnibus Incentive Plan (the “Incentive Plan”). Subject to adjustment, the maximum number of shares of Common Stock to be authorized for issuance under the Incentive Plan is 3% of the outstanding shares of Common Stock on a fully-diluted basis on the date on which the transactions contemplated under the Merger Agreement were completed. The Incentive Plan was previously approved, subject to stockholder approval, by the board of directors of the Company.  The Incentive Plan became effective immediately upon the Closing of the Business Combination.

A more complete summary of the terms of the Incentive Plan is set forth in the Registration Statement. That summary and the foregoing description is qualified in its entirety by reference to the text of the Incentive Plan, which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 is incorporated by reference into this Item 5.03.

Item 5.06	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Registration Statement in the sections titled “The Business Combination Proposal” and “The Merger Agreement” and is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report.

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Item 8.01.	Other Events.

By operation of Rule 12g-3(a) under the Exchange Act, the Company is the successor issuer to GPAQ and has succeeded to the attributes of GPAQ as the registrant, including GPAQ’s SEC file number (001-38363) and CIK Code (0001708176).

Amendment to Constellation Sponsorship Agreement

On June 15, 2020, HOF Village entered into an Amendment to Sponsorship and Services Agreement (the “Constellation Agreement Amendment”) with PFHOF and Constellation NewEnergy, Inc. that amends certain terms of the original Sponsorship and Services Agreement (the “Original Constellation Agreement”), dated December 19, 2018. The Constellation Agreement Amendment made the following amendments to the Original Constellation Agreement, among others:

●	updated provisions related to the impact of construction delays and ensures that any such delays will not impact the parties’ respective obligations or constitute an event of default;
●	extended the term of the Original Constellation Agreement for an additional year to December 31, 2029; and
●	updated terms related to the construction schedule, sponsorship rights, and sponsorship fees and activation fund proceeds.

HOF Village contributed the Constellation Agreement Amendment and the Original Constellation Agreement to Newco in connection with the Business Combination. This summary of the Constellation Agreement Amendment is qualified in its entirety by reference to the text of the Constellation Agreement Amendment, which is attached as Exhibit 10.14 and incorporated herein by reference.

JKP Financial, LLC Promissory Note

On June 24, 2020, HOF Village and HOF Village Hotel II, LLC (“HOFV Hotel II”) executed a loan evidenced by a Promissory Note (the “JKP Note”) in favor of JKP Financial, LLC (“JKP”) for the principal sum of $7,000,000, which will be due on December 31, 2020 (the “JKP Maturity Date”). The JKP Note bears interest at a rate of 12% annually, with interest due on the JKP Maturity Date using a 360-day year and 30-day month. In addition, HOF Village must pay JKP an origination fee equal to 1% of: (a) $7,000,000 minus (b) the amount needed to pay off, in full, the loan evidenced by the original promissory note, dated October 22, 2019, in the original principal amount of $1,807,338.99 (the “Refinanced JKP Note”), from HOFV Hotel II, as borrower, to CH Capital Lending, LLC (“CH Capital”), as lender. The JKP Note is secured by the membership interests in HOFV Hotel II held by HOF Village.

HOF Village intends to use the proceeds of the JKP Note to (i) repay the Refinanced Note, (ii) pay costs associated with the demolition, renovation, development, and construction of the real property owned by HOFV Hotel II, and (iii) for other properly authorize corporate uses. On June 24, 2020, $1,928,831 ($1,807,339 in principal plus $121,492 in accrued interest) was advanced to CH Capital out of the $7,000,000 principal amount of the Note in full satisfaction of the outstanding obligations under the Refinanced JKP Note. HOF Village contributed the JKP Note to Newco in connection with the Business Combination.

This summary of the JKP Note is qualified in its entirety by reference to the text of the JKP Note, which is attached as Exhibit 10.11 and incorporated herein by reference.

IRG Side Letter

On June 25, 2020, HOF Village entered into a Letter Agreement re Payment Terms (the “IRG Side Letter”) amending and restating a Letter Agreement re Payment Terms entered into on January 21, 2020 (the “January Letter”). The IRG Side Letter was entered into with respect to (i) the $65 million secured term loan agreement (as amended, the “Term Loan Agreement”) entered into on March 20, 2018 by HOF Village, the other borrowers party thereto (together with HOF Village, the “Borrowers”), the various lenders party thereto (the “Lenders”) and GACP Finance Co., LLC, as administrative agent (“GACP Finance”) (ii) the subordinated promissory note entered into on February 7, 2020, effective as of November 27, 2019, (as amended, the “IRG November Note”) between HOF Village, as borrower, and payable to the order of Industrial Realty Group, LLC, a Nevada limited liability company (“IRG”), in an amount up to $30,000,000, (iii) the Guaranty dated November 16, 2019 by IRG Master Holdings, LLC, a Delaware limited liability company (“IRGMH” and together with IRG and their respective affiliates, the “IRG Entities”) in favor of GACP Finance (the “IRGMH Guaranty”) and (iv) the Loan Purchase and Assumption Agreement (which may be entered into at a future date, but which has not, at this time, been agreed upon or executed by any party) by and among the Lenders, GACP Finance, the Borrowers and the purchasing lender party thereto (the “LPAA”, and together with the IRG November Note and the IRGMH Guaranty, the “Advancement Documents”).

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Pursuant to the IRG Side Letter, if any IRG Entity advances funds pursuant to the Advancement Documents, the Term Loan Agreement, or any other instrument in order to pay certain specified lenders under the Term Loan Agreement, as a result of such advancement of funds, any IRG Entity becomes a Lender or has the rights of a Lender under the Term Loan Agreement, then (i) certain mandatory prepayment provisions will be deleted and no longer be applicable, (ii) the maturity date of the of the Term Loan Agreement will be extended to August 31, 2021 and (iii) HOF Village will not be required to pay to any IRG Entity any principal, interest, or other obligations due under the Term Loan Agreement if payment of such amounts would cause Borrowers to violate applicable Nasdaq or securities-law requirements. HOF Village contributed the IRG Side Letter and the Term Loan Agreement to Newco in connection with the Business Combination.

This summary of the IRG Side Letter is qualified in its entirety by reference to the text of the IRG Side Letter, which is included as Exhibit 10.12 and is incorporated herein by reference.

Amendment Number 8 to the Term Loan Agreement

On June 30, 2020, HOF Village entered into Amendment Number 8 to Term Loan Agreement (“Amendment Number 8”) among the Borrowers, the Lenders and GACP Finance to amend certain terms of the Term Loan Agreement and obtain the waiver and forbearance of the rights and remedies that GACP Finance and the Lenders could exercise under the Term Loan Agreement as a result of the existence and continuation of certain events of default under the Term Loan Agreement. Amendment Number 8 made the following amendments to the Term Loan Agreement, among others:

●	extended the maturity date to the earlier of (a) November 30, 2020 and (b) the dates that all loans become due and payable in full under the Term Loan Agreement;
●	updated certain defined terms to align with the final transaction structure;
●	specified the amount of proceeds from the Business Combination and Private Placement that were required to be paid towards amounts outstanding under the Term Loan Agreement (the “Gordon Pointe Transaction Prepayment Amount”);
●	added a fee payable to certain Lenders relative to the amounts owed after giving effect to the Gordon Pointe Transaction Prepayment Amount; and
●	amended various provisions related to mandatory prepayments of outstanding amounts owed under the Term Loan Agreement.

HOF Village contributed Amendment Number 8 and the Term Loan Agreement to Newco in connection with the Business Combination. This summary of Amendment Number 8 is qualified in its entirety by reference to the text of Amendment Number 8, which is included as Exhibit 10.13 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)-(b) Financial Statements.

Information responsive to Item 9.01(a) and (b) of Current Report is set forth in the financial statements included in the Registration Statement beginning on page F-1, and under “Unaudited Pro Forma Combined Financial Information” and is incorporated herein by reference.

The unaudited pro forma financial statements are filed as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

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(d) Exhibits

Exhibit No.	Document
2.1(a) +	Agreement and Plan of Merger, dated as of September 16, 2019, by and among Gordon Pointe Acquisition Corp., GPAQ Acquisition Holdings, Inc., GPAQ Acquiror Merger Sub, Inc., GPAQ Company Merger Sub, LLC, HOF Village, LLC and HOF Village Newco, LLC (incorporated by reference to Exhibit 2.1 to Gordon Pointe Acquisition Corp.’s Current Report on Form 8-K (File No. 001-38363) filed with the Commission on September 17, 2019)
2.1(b)	First Amendment to Agreement and Plan of Merger, dated as of November 5, 2019, by and among Gordon Pointe Acquisition Corp., GPAQ Acquisition Holdings, Inc., GPAQ Acquiror Merger Sub, Inc., GPAQ Company Merger Sub, LLC, HOF Village, LLC and HOF Village Newco, LLC (incorporated by reference to Exhibit 2.2 to Gordon Pointe Acquisition Corp.’s Current Report on Form 8-K (File No. 001-38363) filed with the Commission on November 8, 2019)
2.1(c)	Second Amendment to Agreement and Plan of Merger, dated as of March 10, 2020, by and among Gordon Pointe Acquisition Corp., GPAQ Acquisition Holdings, Inc., GPAQ Acquiror Merger Sub, Inc., GPAQ Company Merger Sub, LLC, HOF Village, LLC and HOF Village Newco, LLC (incorporated by reference to Exhibit 2.1 to Gordon Pointe Acquisition Corp.’s Current Report on Form 8-K (File No. 001-38363) filed with the Commission on March 16, 2020)
2.1(d)	Third Amendment to Agreement and Plan of Merger, dated as of May 22, 2020, by and among Gordon Pointe Acquisition Corp., GPAQ Acquisition Holdings, Inc., GPAQ Acquiror Merger Sub, Inc., GPAQ Company Merger Sub, LLC, HOF Village, LLC and HOF Village Newco, LLC (incorporated by reference to Exhibit 2.1 to Gordon Pointe Acquisition Corp.’s Current Report on Form 8-K (File No. 001-38363) filed with the Commission on May 28, 2020)
3.1	Amended and Restated Certificate of Incorporation of Hall of Fame Resort & Entertainment Company
3.2	Bylaws of Hall of Fame Resort & Entertainment Company
4.1	Specimen Common Stock Certificate
4.2	Specimen Warrant Certificate
5.1	Form of Warrant Agreement (incorporated by reference to Exhibit 4.2 to Gordon Pointe Acquisition Corp.’s Current Report on Form 8-K (File No. 001-38363) filed with the Commission on January 30, 2018)
10.1	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.1 to GPAQ Acquisition Holdings, Inc.’s Registration Statement on Form S-4 (File No. 333-234655) filed with the Commission on November 12, 2019)
10.2	Form of Director Nominating Agreement (incorporated by reference to Exhibit 10.2 to Post-Effective Amendment No. 1 to GPAQ Acquisition Holdings, Inc.’s Registration Statement on Form S-4 (File No. 333-234655) filed with the Commission on March 10, 2020)
10.3	Form of Release Agreement (incorporated by reference to Exhibit 10.3 to GPAQ Acquisition Holdings, Inc.’s Registration Statement on Form S-4 (File No. 333-234655) filed with the Commission on November 12, 2019)
10.4	GPAQ Acquisition Holdings, Inc. 2020 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.4 to GPAQ Acquisition Holdings, Inc.’s Registration Statement on Form S-4 (File No. 333-234655) filed with the Commission on November 12, 2019)
10.5	Employment Agreement, dated July 1, 2020, by and between Michael Crawford, HOFV Newco, LLC and Hall of Fame Resort & Entertainment Company
10.6	Employment Agreement, dated June 22, 2020, by and between Michael Levy and HOF Village, LLC
10.7+	Note Purchase Agreement, dated July 1, 2020, by and among Hall of Fame Resort & Entertainment Company and certain funds managed by Magnetar Financial, LLC and the purchasers listed on the signature pages thereto
10.8	Registration Rights Agreement, dated July 1, 2020, by and among Hall of Fame Resort & Entertainment Company and certain funds managed by Magnetar Financial, LLC and the purchasers listed on the signature pages thereto
10.9	Note Redemption and Warrant Agreement, dated July 1, 2020, by and among Hall of Fame Resort & Entertainment Company and certain funds managed by Magnetar Financial, LLC and the purchasers listed on the signature pages thereto
10.10+	Amended and Restated Sponsorship and Naming Rights Agreement, dated July 2, 2020, by and among HOF Village, LLC, National Football Museum, Inc. and Johnson Controls, Inc.
10.11	Promissory Note, dated June 24, 2020, by HOF Village, LLC and HOF Village Hotel II, LLC in favor of JKP Financial, LLC
10.12	Letter Agreement re Payment Terms, dated June 25, 2020, by and among Industrial Realty Group, LLC, IRG Master Holdings, LLC, HOF Village, LLC and certain affiliates party thereto
10.13+	Amendment Number 8 to Term Loan Agreement, dated June 30, 2020, by and among HOF Village, LLC and certain affiliates party thereto, the Lenders party thereto and GACP Finance Co., LLC, as Administrative Agent
10.14+	Amendment to Sponsorship and Services Agreement, dated June 15, 2020, by and among HOF Village, LLC, National Football Museum, Inc. and Constellation NewEnergy, Inc.
21.1	Subsidiaries of Hall of Fame Resort & Entertainment Company
99.1	Press Release, dated July 1, 2020
99.2	Unaudited Pro Forma Combined Financial Statements

+	The exhibits and schedules to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby agrees to furnish a copy of any omitted schedules to the Commission upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT AND ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
Name: Michael Crawford
Title: President and Chief Executive Officer

Dated: July 8, 2020

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